Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Aspen Holdings and Aspen Bermuda are incorporated under the laws of Bermuda. Under Bermuda law, the corporate tax rate is currently zero and, as a result, Aspen Holdings and Aspen Bermuda are not taxed on any Bermudian income or capital gains. On December 27, 2023, the Corporate Income Tax Act 2023 received Royal Assent in Bermuda, introducing a 15% corporate tax that applies to Bermuda businesses that are part of multinational enterprise groups. This new corporate tax takes effect for accounting periods beginning on or after January 1, 2025. We have adjusted our deferred tax to account for provisions within the Corporate Income Tax Act that allow for an equitable transition to the new regime including the Economic Transition Adjustments (“ETA”) and opening tax loss carryforward (“OTLC”).
The Company’s U.S. operating companies were subject to a U.S. federal income tax rate of 21%.
The Company’s U.K. operating companies were taxed at the effective U.K. corporate tax rate of 25.0%. The U.K. tax rate changed on April 1, 2023 from 19% to 25%.
Total income tax (benefit)/expense for the twelve months ended December 31, 2024, 2023 and 2022 was allocated as follows:

	Twelve Months Ended December 31,
	2024	2023	2022

	($ in millions)
Income tax (benefit) allocated to net income	$(22.0)	$(132.1)	$(78.1)
Income tax expense/(benefit) allocated to other comprehensive income	3.3	20.6	(23.9)
Total income tax (benefit)	$(18.7)	$(111.5)	$(102.0)
Income/(loss) from operations before income taxes and income tax expense/(benefit) attributable to that income/(loss) for the twelve months ended December 31, 2024, 2023 and 2022 is provided in the tables below:

	Twelve Months Ended December 31, 2024
	Income before tax	Current tax expense	Deferred tax expense/(benefit)	Total income tax expense/(benefit)

	($ in millions)
Bermuda (1)	$85.3	$—	$1.3	$1.3
U.S. (2)	269.0	62.7	(4.4)	58.3
U.K. (3)	106.9	3.9	(85.3)	(81.4)
Other (4)	2.9	—	(0.2)	(0.2)
Total	$464.1	$66.6	$(88.6)	$(22.0)

	Twelve Months Ended December 31, 2023
	Income before tax	Current tax expense	Deferred tax (benefit)/expense	Total income tax (benefit)/expense

	($ in millions)
Bermuda	$148.8	$—	$(201.1)	$(201.1)
U.S.	236.3	52.4	3.0	55.4
U.K.	0.7	5.3	0.1	5.4
Other	16.8	7.9	0.3	8.2
Total	$402.6	$65.6	$(197.7)	$(132.1)

	Twelve Months Ended December 31, 2022
	(Loss)/Income before tax	Current tax expense	Deferred tax (benefit)	Total income tax (benefit)/expense

	($ in millions)
Bermuda	$(103.3)	$—	$—	$—
U.S	34.8	14.8	(102.9)	(88.1)
U.K.	62.4	7.0	—	7.0
Other	(20.9)	4.7	(1.7)	3.0
Total	$(27.0)	$26.5	$(104.6)	$(78.1)
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(1)    We have recorded a deferred tax asset in Bermuda consisting of $158.9 million (2023 — $156.6 million) in respect of the ETA and $40.0 million (2023 — $44.5 million) in respect of an OTLC as a result of the newly enacted Corporate Income Tax Act 2023 in Bermuda. The ETA election allows for an adjustment equal to the difference between the fair market value and carrying value of assets and liabilities. The OTLC allows losses from year 2020 to 2024 to be carried forward. We expect this deferred tax asset to be utilized predominantly over a 10-year period. We expect to incur and pay increased taxes in Bermuda beginning in 2025.
(2)    The U.S. current tax expense of $62.7 million (2023 — $52.4 million) includes $0.2 million (2023 — $0.9 million) of Base Erosion and Anti-abuse Tax.
(3)    The U.K. deferred tax benefit of $85.3 million includes a change in the judgment of the brought-forward valuation allowance of $107.7 million.
(4)    Current tax expense and deferred tax (benefit) in “Other” relates to the branches of Aspen UK and Aspen Bermuda Limited.
As noted above, the tax rate in Bermuda, the Company’s country of domicile, is currently zero. Application of the statutory income tax rate for operations in other jurisdictions produces a differential to the expected income tax (benefit)/expense as shown in the table below. The reconciliation between the income tax (benefit) and the amount that would result from applying the statutory rate for the Company for the twelve months ended December 31, 2024, 2023 and 2022 is provided in the table below:

	Twelve Months Ended December 31,
	2024	2023	2022

Income Tax Reconciliation	($ in millions)
Income tax benefit at statutory tax rate of zero percent	$—	$—	$—
Overseas statutory tax rates differential	88.1	56.3	16.8
Base erosion and anti-abuse tax (BEAT) expense	0.2	0.9	2.3
Prior year adjustments (1)	(5.9)	6.9	(2.9)
Introduction of Bermuda corporate income tax	2.2	(201.1)	—
Change in valuation allowance (2)	(106.6)	4.0	(98.9)
Impact of unrecognized tax benefits (3)	—	—	—
Australian non-resident withholding tax	—	—	1.5
Foreign exchange	0.6	(1.3)	(0.3)
Non-deductible expenses	0.3	2.5	2.4
Tax effect of OCI in income statement	—	—	6.7
Impact of changes in statutory tax rates	(0.9)	(0.3)	(5.7)
Total income tax (benefit)	$(22.0)	$(132.1)	$(78.1)
________________
(1)    The submission dates for filing income tax returns for the Company’s U.S. and U.K. operating subsidiaries are after the submission date of these consolidated financial statements. Accordingly, the final tax liabilities may differ from the estimated income tax expense included in these consolidated financial statements and may result in prior year adjustments being reported. The prior period adjustments for the twelve months ended December 31, 2024 predominantly relate to the determination of the results of the U.K. operating subsidiaries and its branches. The prior period adjustments for the twelve months ended December 31, 2023 and 2022 predominantly relate to the determination of results in the U.K.
(2)    The decrease in valuation allowance in 2024 related to a change in judgment about the recoverability of deferred tax assets in Aspen UK.
    The decrease in valuation allowance in 2022 related to a change in judgment about the recoverability of deferred tax assets in the U.S. operating subsidiaries.
(3)    In 2024, the Company did not have any unrecognized tax benefits.
Income tax returns that have been filed by the Company’s U.S. Operating Subsidiaries are subject to examination for 2021 and later tax years. The Company’s U.K. operating subsidiaries’ income tax returns are potentially subject to examination for 2023 and later tax years as these periods are considered “open” by the U.K. Tax Authority. The Company accrues interest and penalties related to an underpayment of income taxes, if applicable, as income tax expenses. The Company does not believe it will be subject to any penalties in any open tax years.
The tax effects of temporary differences and carryforwards that give rise to deferred tax assets and deferred tax liabilities are presented in the following table as at December 31, 2024 and 2023:

	As at December 31,
	2024	2023

	($ in millions)
Deferred tax assets:
Operating loss carryforwards	$181.1	$217.2
Capital loss carryforwards	17.8	9.7
Insurance reserves: Losses and loss adjustment expenses	111.2	104.1
Unrealized losses on investments	7.4	8.9
Accrued expenses	11.3	13.4
Foreign tax credit carryforwards	22.0	19.0
Insurance reserves: Unearned premiums	34.5	35.0
Intangible assets	82.7	82.9
Office properties and equipment	14.7	16.5
Operating lease liabilities	15.0	15.6
Other temporary differences	8.1	7.6
Total deferred tax assets	$505.8	$529.9
Less valuation allowance	(64.0)	(172.7)
Deferred tax assets, net of valuation allowance	$441.8	$357.2

Deferred tax liabilities:
Intangible assets	$(0.2)	$—
Deferred acquisition costs	(31.0)	(32.4)
Right-of-use operating lease assets	(10.4)	(10.4)
Insurance reserves: Losses and loss adjustment expenses	—	(0.1)
Other temporary differences	(3.4)	(3.3)
Total deferred tax (liabilities)	$(45.0)	$(46.2)

Net deferred tax assets	$396.8	$311.0
Deferred tax liabilities and assets represent the tax effect of carryforwards and temporary differences between the value of assets and liabilities for financial statement purposes and such values as measured by U.K., U.S., Bermuda and other tax laws and regulations.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences and carry forwards become deductible or creditable. Management considers the scheduled reversal of existing taxable temporary differences, carryback availability, projected future taxable income, and tax-planning strategies in making this assessment.
As at December 31, 2024, the Company has net operating losses carryforwards for U.S. federal income tax purposes of $324.8 million (2023 — $354.9 million), of which $247.2 million relates to the U.S. operating subsidiaries and $77.6 million to Aspen UK’s U.S. branch. The Company also has net operating losses carryforwards for U.K. corporate tax purposes of $249.5 million (2023 — $248.1 million), deferred syndicate losses of $29.3 million (2023 — $64.5 million profits), and losses in other jurisdictions of $86.1 million (2023 — $97.8 million losses).
The $324.8 million that are available to offset future U.S. federal taxable income will expire between 2032 and 2041. The amount of pre-merger net operating losses carryforwards that can be used each year is limited by section 382 to $6.5 million per year for Aspen UK’s U.S. branch, and $20.8 million per year for the next 15 years for the U.S. operating subsidiaries.
The net operating losses in the U.K. and other jurisdictions are available to offset future corporate income in those jurisdictions over an indefinite period.
For U.S. federal income tax purposes, the Company has capital loss carryforwards of $84.7 million, of which $51.6 million relates to the U.S. operating subsidiaries and $33.1 million to Aspen UK’s branch, expiring between 2026 and 2028.
For U.K. corporate tax purposes, the Company has foreign tax credit carryforwards of $22.0 million (2023 — $19.0 million) which are available to offset future U.K. corporate tax arising on the same foreign source of income over an indefinite period.
A valuation allowance of $22.9 million (2023 — $24.5 million) on U.S. deferred tax assets (which includes these loss carryforwards) has been recognized at December 31, 2024 relating to Aspen UK’s U.S. branch.
A valuation allowance of $26.1 million (2023 — $131.0 million) has been established against U.K. deferred tax assets.
The U.K., U.S. and other jurisdictions valuation allowance combined total is $64.0 million (2023 — $172.7 million).